Exhibit 10(l)

                                                        Revised: 10/28/96


                         STANDEX INTERNATIONAL CORPORATION



                           EXECUTIVE LIFE INSURANCE PLAN



                         STANDEX INTERNATIONAL CORPORATION
                           EXECUTIVE LIFE INSURANCE PLAN



         This Executive Life Insurance Plan (the "Plan") is adopted as of the 8th day of June, 1994 (the "Effective Date") by Standex International Corporation, a Delaware corporation, with executive offices at 6 Manor Parkway, Salem, New Hampshire 03079 (the "Company").



                                     ARTICLE 1

                                      Purpose

         The purpose of the Plan is to provide a life insurance benefit and, in certain instances, a supplemental retirement benefit in lieu of the life insurance benefit to certain Employees of the Company in order to encourage such Employees to continue their employment and to induce desirable persons to enter into the Company's employ in the future.



                                     ARTICLE 2

                                    Definitions

         Except as otherwise provided, the following terms shall have the definitions indicated in this Article 2 whenever used in this Plan with initial capital letters:


         "Beneficiary" means the person or persons designated on the Designation of Beneficiary Form (attached hereto as Exhibit B) as the recipient of a death benefit.


         "Change of Control" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or during any period of twelve consecutive calendar months, individuals, who were directors of the Company on the first day of such period shall cease to constitute a majority of the Board of Directors of the Company, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets.


         "Compensation" means all earnings and/or net commissions of a Participant from the Company paid or made available with respect to a calendar year which are reportable for federal income tax purposes on Form W-2 (or its successor), but not including, any reimbursement for expenses, or any income attributable to:

              (a) payments made by the Company in connection with a relocation;

              (b) premiums paid by the Company for life insurance coverage;

              (c)  the exercise of any stock appreciation rights;

              (d)  the exercise of any stock option;

              (e)  interest on a home purchase loan or stock option loan;
                   or

              (f) the use of any Company-owned or Company-leased automobile.


         "Eligible Employee" means an Employee who has been designated by the Chief Executive Officer of the Company and approved by the Company's Board of Directors as being eligible to participate in the Plan.


         "Employee" means any person employed by the Company on a regular, full-time, salaried basis.


         "Enrollment Agreement" means the written agreement substantially in the form of Exhibit A attached hereto entered into by the Company and an Eligible Employee pursuant to which the Eligible Employee becomes a Participant in the Plan.


         "Insurer" means such insurance company which the Company may from time to time utilize to provide insurance coverage for certain benefits under the Plan.


         "Participant" means an Eligible Employee who has filed a completed and executed Enrollment Agreement with the Company, which Enrollment Agreement has been executed by the Company.


         "Policy" with respect to a particular Participant means any policy or policies of life insurance on that Participant's life acquired by the Company to provide the life insurance benefits under this Plan.
         "Retire or Retirement" means a situation in which a Participant has terminated employment with the Company such that, under the Standex International Corporation Retirement Plan, he or she is considered as retired and receiving benefits thereunder or about to receive such benefits.


         "Supplemental Retirement Income Benefit" means the benefit payable to a Participant in accordance with Article 4 of this Plan.



                                     ARTICLE 3

                              Life Insurance Benefit


         3.01   Insurance Policy.

         The Company has purchased or will purchase a Policy from the Insurer with respect to each Participant in this Plan, provided the Participant is able to meet the requirements of the Insurer including, but not limited to physical condition and risk factors. The Company and the Participant agree to take all reasonable actions to cause the Insurer to issue the Policy.


         3.02   Ownership of Policy.

         Except as may otherwise be provided herein, the Company or, in the Company's discretion, the Trustee of a rabbi trust shall be the sole and absolute owner of the Policy, and may exercise any and all ownership rights granted to the owner thereof by the terms of the Policy.


         3.03   Payment of Death Benefit Prior to Retirement.

         (a) Upon the death of a Participant while the Participant is an Employee of the Company the total amount provided as a death benefit under the Policy shall be paid in the following order of priority:

              (1)  All loans against the Policy shall first be repaid;

              (2) The Company shall, to the extent that the Policy proceeds have not been exhausted, next be paid from the death benefit the total amount of the Policy premiums on such Policy claimed to have been paid by the Company since the Policy was taken out;

              (3) The Participant's Beneficiary, as provided in the applicable Designation of Beneficiary Form shall, to the extent that the Policy proceeds have not been exhausted, next be paid an amount equal to three times the Participant's Compensation in the calendar year immediately preceding the year in which his or her death occurs;

              (4) The Participant's beneficiary, as provided in the applicable Designation of Beneficiary Form shall, to the extent the Policy proceeds have not been exhausted, next be paid an amount equal to the economic benefit of the life insurance coverage provided in the policy in accordance with Section 3.06 herein; and

              (5) The Company shall receive the balance, if any, of the death benefit remaining after the payments provided for above.

         (b) Notwithstanding any provision to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Participant but, in lieu thereof, the Insurer refunds all or any part of the premiums paid for the Policy, the Company and the Participant's Beneficiary shall share such premiums based on the Company's and the Participant's respective cumulative payments toward those premiums.


         3.04   Designation of Beneficiary.

         The Participant may select one or more Beneficiaries to receive the portion of the death benefit specified in Section 3.03(a)(3) by completing the Designation of Beneficiary Form attached hereto as Exhibit B and by delivering the form to the Company. Upon receipt of such form, the Company shall execute and deliver to the Trustee of any relevant rabbi trust and/or to the Insurer a Disposition of Proceeds Endorsement (Exhibit C) with the Beneficiary Designation Form attached.


         3.05   Dividends.

         Any dividend declared on the Policy shall be applied to purchase paid-up additional insurance on the life of the Participant. The Company and the Participant agree that the dividend election provisions of the Policy shall be consistent with this provision.


         3.06   Payment of Premiums.

         On or before the due date of each Policy premium, or within the grace period provided therein, the Company shall, except to the extent premiums are satisfied with borrowings under the Policy, pay the full amount of the premium to the Trustee of any relevant rabbi trust or directly to the Insurer and shall, upon request, promptly furnish the Participant evidence of timely payment of such premium.

         On or about December 15th in each year prior to Retirement, each Participant will contribute to the cost of maintaining the Policy or Policies on his or her life by paying to the Company an amount equal to the economic benefit (based on the lowest term life insurance rates of the Insurer) of the life insurance coverage provided by the Policy or Policies. On or about December 1st in each year, the Company shall furnish to the Participant a statement estimating the economic benefit of such coverage.


         3.07  Continuation of Life Insurance Benefit in Retirement;
         Vested Amount.

         A Participant who Retires from employment with the Company shall, to the extent he or she is vested on his or her retirement date, be continued to be covered by the Policy for the balance of his or her life as long as he or she has not begun to receive the Supplemental Retirement Income Benefit specified in Article 4. Upon the death of a Retired Participant the total amount provided as a death benefit under the Policy shall be paid in the order of priority and in the amounts specified in Section 3.03(a), provided, however, that the amount paid under subsection (3) of that Section shall be three times the Participant's Compensation in the calendar year immediately preceding the year in which his or her Retirement occurred multiplied by the applicable percentage from the following table:

              Number of Full Years of Employment
              With the Company in the capacity
              of Division President or
              Executive Corporate Officer             Percentage


                       5                                  0

                       6                                20%

                       7                                40%

                       8                                60%

                       9                                80%

                      10   or more                     100%


         3.08   Limitation on Benefits.

         A Participant's benefit and the benefit of any Beneficiary under this Article 3 are subject to such Participant having satisfied any reasonable requirements of the Insurer as to certain conditions, including good health, at the time that the Company applies for new or increased insurance coverage to provide benefits hereunder. The Company shall always use its best efforts to obtain a policy where good health is not a condition or requirement.


         3.09   Assignment of Participant's Interest in Insurance.

         Notwithstanding any provision hereof to the contrary, a Participant shall have the right to absolutely and irrevocably assign by gift all of the Participant's right, title and interest in and to the life insurance death benefits provided under this Article 3. This right shall be exerciseable by the execution and delivery to the Company and to the Trustee of any relevant rabbi trust of a written assignment, in substantially the form attached hereto as Exhibit D. Upon receipt of such written assignment executed by the Participant and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and the Company shall use its best efforts to have the Trustee of any relevant rabbi trust also consent thereto in writing, and shall thereafter treat the Participant's assignee as the sole owner of all of the Participant's right, title and interest in and to the life insurance death benefits provided under this Article 3. Thereafter, the Participant shall have no right, title or interest in and to such death benefits. The Participant's assignment of all of his or her right, title and interest in and to the death benefit shall not reduce or eliminate the Participant's conditional right to receive the Supplemental Retirement Income Benefit under Article 4.
         3.10   Termination of Participation in Life Insurance Benefit.

         The participation of any Participant in the Life Insurance Benefit provided in this Article 3 will be automatically terminated by the occurrence of any of the following:


         (a) Written notice from the Participant to the Company of a desire to terminate participation in the Plan;


         (b) Deposit by the Company or Trustee of any relevant rabbi trust of the first payment of the Supplemental Retirement Income Benefit in the U. S. Mails.


         (c) Termination of the Participant's employment with the Company (other than due to the Participant's death) prior to Retirement; or


         (d) The removal of the Participant from the position of a Division President or an Executive Corporate Officer of the Company (other than upon death or Retirement).



         3.11    Disposition of Policy Upon Termination of Participation.

         Upon termination of a Participant's participation in the Life Insurance Benefit for any reason listed in Section 3.10, all of the rights of the Participant in or to the Policy or those of his or her assignee, or any of their heirs, assigns or beneficiaries shall be automatically terminated and released. The Company or the Trustee of any relevant rabbi trust may surrender or cancel the Policy for its cash surrender value, or the Company or Trustee it may change the beneficiary designation provisions of the Policy, naming the Company or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to such Policy.


         3.12 Distribution of Benefit upon a Change of Control.

         Upon a Change of Control of the Company, the Company must pay within 5 calendar days, directly or indirectly to the Insurer the maximum amount the Insurer will accept as premium payments on the Policy existing on the Participant's life. If the Company, in its reasonable discretion determines that more funding is likely to be necessary to pay the anticipated premiums on the Policy than the Insurer will accept at that time, then these additional sums will be paid by the Company into any trust which is the owner of the Policy and exists at the relevant time. The Trustee of the trust shall hold these additional sums and invest them and pay from them to the Insurer annually or more often, in the Trustee's discretion.



                                     ARTICLE 4

                      Supplemental Retirement Income Benefit

         4.01   Eligibility for Benefit.

         If the Participant retires from employment with the Company, the Company in its sole and absolute discretion may determine that, in lieu of coverage under the Life Insurance Benefit, the Participant shall receive the Supplemental Retirement Income Benefit.

         Notwithstanding any other provision hereof, the Participant's entitlement to receive this Supplemental Retirement Income Benefit shall terminate, without notice, in the event of the death of the Participant prior to the deposit in the U. S. Mails by the Company or the Trustee of any relevant rabbi trust of the first payment of the Supplemental Retirement Income Benefit.


         4.02  Form of Benefit Upon Change of Control.

         Upon a Change of Control the form of benefit to the Participant shall be a Supplemental Retirement Income Benefit.


         4.03   Vesting.

         A Participant's conditional right to receive the Supplemental Retirement Income Benefit at Retirement shall vest 20% per year (up to a maximum of 100%) upon the completion of each full year (consisting of at least 1,000 hours worked) in the capacity of Division President or Executive Corporate Officer of the Company with said vesting commencing upon the completion of the Participant's employment for five full years in such a capacity. This vesting is illustrated in the following table:

              Number of Full Years of Employment
              With the Company in the capacity
              of Division President or                 Vesting
              Executive Corporate Officer             Percentage

                       5                                  0

                       6                                20%

                       7                                40%

                       8                                60%

                       9                                80%

                      10   or more                     100%


         4.04   Amount of Benefit.

         Each monthly Supplemental Retirement Income Benefit payment shall be equal to one-twelfth of thirty percent (30%) of the average of the Participant's Compensation for the three consecutive calendar years of highest Compensation preceding the date on which the Participant Retires and then multiplied by the Participant's vesting percentage (as set forth in the vesting table in Section 4.03) at the time of Retirement. The payments shall be in the form of substantially equal monthly installment payments, for a period of 10 years, commencing within thirty
         (30) days following the date the Participant Retires from employment with the Company.


         4.05   Death Benefit After Commencement of Retirement Benefits.

         In the event of the Participant's death after the deposit in the
         U. S. Mails by the Company or the Trustee of any relevant rabbi trust of the first payment of the Supplemental Retirement Income Benefit, but prior to the completion of all such payments due and owing hereunder, 100% of the monthly amount previously paid to the Participant shall be continued to be paid to the Participant's Beneficiary, if any, on a monthly basis, until the earlier of: (i) the expiration of the original 10 year period or (ii) the death of the Beneficiary. If the Participant has no Beneficiary living at the time of the Participant's death, or if a Participant's Beneficiary dies before completion of the 10 years of payments, an undiscounted lump sum will be paid to the Participant's contingent Beneficiary in the amount of all remaining payments which have not been previously paid to the Participant or to the Participant's Beneficiary, if applicable. If the Participant has no contingent Beneficiary and the Beneficiary dies, the remaining payments which have not been previously paid to the Participant or to the Participant's Beneficiary shall be paid to the estate of such Beneficiary.


         4.06   Offset for Obligations to Company.

         If, at such time as the Participant becomes entitled to receive Supplemental Retirement Income Benefit payments pursuant to this
         Article 4, the Participant has any debt, obligation or other liability representing an amount due and owing to the Company, the Company may offset the amount owed it against the amount of benefits otherwise distributable hereunder.


         4.07   No Trust Created.

         Notwithstanding anything in this Plan, no action taken pursuant to its provisions by either the Company or any Participant shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Company and the Participant, his or her spouse or any other person or entity except to the limited extent set forth in Section 5.01 herein.


         4.08 Benefits Payable Only From General Corporate Assets; Unsecured General Creditor Status of Participant.

         Supplemental Retirement Income Benefit payments to the Participant or his or her spouse shall be made from assets which shall continue, for all purposes, to be a part of the general,
         unrestricted assets of the Company.   No persons shall have any
         interest in any such assets by virtue of the provisions of this Plan. The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. This Plan is intended to be unfunded both for income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974. To the extent that any person acquires a right to receive payments from the Company under the provisions of this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.


                                     ARTICLE 5

                                Plan Administration


         5.01 Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.
         The Company is hereby designated as the named fiduciary under this Plan. The named fiduciary shall have authority to control and manage the operation and administration of this Plan through a plan administrator designated by it, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Plan. The Company shall also have the power to establish, adopt or revise such rules and regulations as it may deem advisable for the administration of the Plan. The interpretation and construction of the Plan by the Company and any action taken thereunder, shall be binding and conclusive upon all parties in interest. No officer, Employee or agent of the Company shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of the Plan, so long as such action or omission to act is made in good faith. An Employee of the Company serving as plan administrator shall be eligible to participate in the Plan while serving as such, but no such Employee shall vote or act upon any matter that relates solely to such Employee's interest in the Plan as a Participant.


         5.02    Claim Procedures

         (a)  Claim.   A person who believes that he is being denied a
              benefit to which he is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the CEO of the Company at its then principal executive offices.

         (b)  Claim Decision.   Upon receipt of a claim, the CEO shall
              advise the Claimant that a reply will be forthcoming within 90 days and shall, in fact, deliver such reply within such period. The CEO may, however, extend the reply period for an additional 90 days for reasonable cause.

         If the claim is denied in whole or in part, the CEO shall issue a written opinion, using language calculated to be understood by the Claimant, setting forth:

                 (i)    the specific reason or reasons for such denial;

                (ii) the specific reference to pertinent provisions of this Plan on which such denial is based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; and

                (iv) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review.


         5.03 Related Trust(s).

         If any Trust exists, the Trust itself and the administration of all assets held by the Trust shall be consistent with the terms of the model trust provided in Internal Revenue Service Revenue Procedure 92-64.


                                     ARTICLE 6
                                   Miscellaneous


         6.01   No Contract of Employment.

         Nothing contained herein shall be construed to be a contract of employment for any period of time, nor as conferring upon a Participant the right to continue in the employ of the Company in any capacity.


         6.02   Amendment of Plan.

         This Plan may be amended by the Company at any time, by delivery of written notice of such amendment to the Participants, provided, however, that no such amendment shall in any material way adversely affect any rights of a Participant, to the extent vested, in the Life Insurance Benefit after Retirement or any rights of a Retired Participant or spouse who is receiving payments under the Supplemental Retirement Income Benefit.


         6.03   Conflicting Provisions.

         In the event of a conflict between the provisions of this Plan and the provisions of any endorsement to a Policy, beneficiary designation or other document related to a Policy, the provisions of this Plan shall prevail. No party shall assert or enforce any right which it may have in a Policy, the beneficiary designation thereunder, or other document which is inconsistent with the rights established by this Plan.


         6.04   Notice.

         Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent, or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand. Either party may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.


         6.05   Benefits Not Transferable.

         Neither the Participant, his or her Beneficiary, nor any other person with a beneficial interest under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable under
         Article 3 or Article 4. No such amounts shall be subject to seizure by any creditor, by a proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Participant, his or her Beneficiary, or any other person with a beneficial interest hereunder. Any such attempt at assignment or transfer shall be void. These restrictions on transfer or assignment shall not limit the Participant's right to assign his right, title and interest in the life insurance death benefit provided in Section 3.09.


         6.06   Governing Law.

         This Plan shall be governed by and construed in accordance with the internal laws of the State of New Hampshire.


         6.07   Written Materials.

         Unless the Participant advises the Company in writing that he or she does not want such material, the Company must give a copy of all written materials received regarding the Policy on the Participant's life to the Participant within thirty (30) days of the Company's receipt of such material.

         IN WITNESS WHEREOF, the Company has executed this Plan, such execution first having been duly authorized by the Salary and Employee Benefits Committee of the Board of Directors of the Company pursuant to a delegation of authority from said Board of Directors.

                                STANDEX INTERNATIONAL CORPORATION


                                By:

                                Title:
                                                      EXHIBIT A


                              ENROLLMENT AGREEMENT

                        STANDEX INTERNATIONAL CORPORATION
                          EXECUTIVE LIFE INSURANCE PLAN


         Name of Employee:


         Social Security No.:


              I hereby elect to participate in the Executive Life
         Insurance Plan (the "Plan") of Standex International
         Corporation (the "Company"), a copy of which I have received and read. By signing this Enrollment Agreement, I agree to be bound by the terms of the Plan. I have designated my beneficiary on a Designation of Beneficiary form.

              I authorize and direct the Company, or in the Company's discretion, the Trustee of a rabbi trust, subject to the provisions of the Plan, to obtain and own insurance policies on my life. This authorization and direction applies to this Plan as presently constituted, or hereafter amended, for which I am or may become eligible and shall continue to apply until revoked by me in writing.



         Dated  _______________        ______________________________
                                       Employee Signature




                Received and approved by the Company.

                                  STANDEX INTERNATIONAL CORPORATION


                                  By:

         Dated: ______________    Title:
                                  EXHIBIT B             Page 1 of 2

                           DESIGNATION OF BENEFICIARY

                        STANDEX INTERNATIONAL CORPORATION
                          EXECUTIVE LIFE INSURANCE PLAN

      To:            Standex International Corporation

      Attention:     Corporate Benefits Department Designation.

            Pursuant to the provisions of the Executive Life Insurance Plan, dated as of June 8, 1994, (the "Plan"), of Standex International Corporation (the "Company"), I hereby designate the following as my primary and contingent beneficiaries under the Plan, to receive payment of any benefits that may be due and payable upon my death while a Participant in the Plan:

      Primary Beneficiary

      Last Name, First,                       Age          Relationship
      Middle Initial

      _________________________________       ________     ______________

      Address:  Number and Street


                City                          State        Zip Code

                __________________________    __________   ______________

      Contingent Beneficiary

      Last Name, First,                       Age          Relationship

      Middle Initial

      _________________________________       ________     ______________

      Address:  Number and Street


                City                          State        Zip Code

                __________________________    __________   ______________

                                              EXHIBIT B    Page 2 of 2


           All sums to which this Designation of Beneficiary applies shall be paid pursuant to the terms of the Plan. All prior designations of beneficiaries which are inconsistent with the provisions of this Designation of Beneficiary, if any, are hereby revoked.

      Reservation of Revocation.

           Unless otherwise provided by law, I hereby reserve the right to amend, change or revoke in its entirety this Designation of Beneficiary by filing a new form with the Company.

      Effective Date.

           It is hereby agreed that this Designation of Beneficiary shall not become effective unless and until it is approved by the Company.


                                    EMPLOYEE:


         Dated: ______________




              Received and approved by the Company.

                                    STANDEX INTERNATIONAL CORPORATION


                                    By:


         Dated:  ______________     Title:
                                    EXHIBIT C     Page 1 of 2

                        DISPOSITION OF PROCEEDS ENDORSEMENT

              {To be filed by the Company in duplicate with the Trustee of any relevant rabbi trust and with the Insurer upon enrollment of Participant in the Plan, and at the time that the Participant files any change in beneficiary with the Company. The Company must attach a copy of the Beneficiary Designation Form, completed by the Participant, to this Beneficiary Provision. The Company shall also notify the Trustee of any relevant rabbi trust and the Insurer, upon the death of the Participant, of the amounts to which the Company and other beneficiaries are entitled.}


         Name of Insurer:


         Name of Policy Owner:      __            Standex International
         Corporation (the "Company")

                                                  __     Trustee of
         ___(e.g. Trainor)__ Trust under the Standex International Corporation Executive Plan


         Name of Insured:


         Policy Number:

              I. Disposition of Proceeds. The proceeds due under the Policy by reason of the death of the insured shall be paid in the following order of priority:

              (1)  All loans against the Policy shall first be repaid;

              (2) The Company shall, to the extent that the Policy proceeds have not been exhausted, next be paid from the death benefit the total amount of the Policy premiums on such Policy claimed to have been paid by the Company since the Policy was taken out;

              (3) The Participant's Beneficiary, as provided in the applicable Designation of Beneficiary Form shall, to the extent that the Policy proceeds have not been exhausted, next be paid an amount equal to three times the Participant's Compensation in the calendar year immediately preceding the year in which his or her death occurs;

              (4) The Participant's beneficiary, as provided in the applicable Designation of Beneficiary Form shall to the extent the Policy proceeds have not been exhausted, next be paid an amount equal to the economic benefit of the life insurance coverage provided in the policy in accordance with Section 3.06 of the Plan; and

              (5) The Company shall receive the balance, if any, of the death benefit remaining after the payments provided for above.

              2. Release of Insurer. The receipt by the Insurer of a statement signed by the Company setting forth the amount claimed to be due each beneficiary in connection with this Policy, shall be conclusive as to the amount due each beneficiary, and the Insurer shall be fully acquitted, discharged and released from the claims of all persons having an interest in this Policy for the amount so paid.

                                    STANDEX INTERNATIONAL CORPORATION



         Dated:  ________________   By: _____________________________



              The Insurer hereby acknowledges receipt of a copy of this Beneficiary Provision.


                                    _________________________
                                           Insurer


         Dated: _________________   By:  _____________________________



         IRREVOCABLE ASSIGNMENT OF LIFE INSURANCE DEATH BENEFITS


              THIS ASSIGNMENT, dated this _____ day of ______________, 199___,


              WITNESSETH THAT:


              WHEREAS, the undersigned (the "Assignor") is a participating employee in the Executive Life Insurance Plan (the "Plan"), which Plan is provided by Standex International Corporation (the "Company"). The Plan confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and


              WHEREAS, pursuant to the provisions of the Plan, the Assignor retained the right, exerciseable by the execution and delivery to the Company and to the Trustee of any relevant rabbi trust of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to the life insurance death benefit provided under the Plan to an assignee; and


              WHEREAS, the Assignor desires to exercise that right;


              NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants, and transfers to _____________________________________________ (the "Assignee")
         whose last known address is
         _________________________________________________________________
         ___ all of the Assignor's right, title and interest in and to the life insurance death benefit provided under the Plan, intending that, from and after this date, the Assignor shall neither have nor retain any right, title or interest therein.



                                    Assignor


                             ACCEPTANCE OF ASSIGNMENT

              The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the life insurance death benefit provided in the Plan, and the undersigned hereby agrees to be bound by all of the terms and conditions of the Plan as they apply to the life insurance death benefit, as if the Assignee were the original employee party to the Plan.


         Dated: ______________      _____________________________
                                    Assignee



                               CONSENT TO ASSIGNMENT

              The undersigned Company and Trustee hereby consent to the foregoing assignment of all of the right, title and interest of the Assignor in and to the life insurance death benefit provided under the Plan, to the Assignee designated therein. The Company hereby agrees that, from and after the date hereof, the Company shall look solely to such Assignee for the performance of all obligations with respect to the life insurance death benefit under the Plan which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by the Assignee, and shall hereafter treat said Assignee in all respects as if the original employee party to the Plan.

                                    STANDEX INTERNATIONAL CORPORATION


         Dated: _______________     By: _____________________________

                                    Title: __________________________


                                    ______________________________, as
                                    Trustee of ___(e.g. Trainor)__ Trust
                                    under the Standex International
                                    Corporation Executive Plan


         Dated: _______________     By: ______________________________

                                    Title: ___________________________

                       DISPOSITION OF PROCEEDS ENDORSEMENT

                   {To be filed by the Company in duplicate with the Trustee of any relevant rabbi trust and with the Insurer upon enrollment of Participant in the Plan, and at the time that the Participant files any change in beneficiary with the Company. The Company must attach a copy of the Beneficiary Designation Form, completed by the Participant, to this Beneficiary Provision. The Company shall also notify the Trustee of any relevant rabbi trust and the Insurer, upon the death of the Participant, of the amounts to which the Company and other beneficiaries are entitled.}


         Name of Insurer:


         Name of Policy Owner:  __  Standex International Corporation (the
                                    "Company")

                                __  Trustee of ___(e.g. Trainor)__ Trust
                                    under the Standex International
                                    Corporation Executive Plan


         Name of Insured:


         Policy Number:

                   I. Disposition of Proceeds. The proceeds due under the Policy by reason of the death of the insured shall be paid in the following order of priority:

              (1)  All loans against the Policy shall first be repaid;

              (2) The Company shall, to the extent that the Policy proceeds have not been exhausted, next be paid from the death benefit the total amount of the Policy premiums on such Policy claimed to have been paid by the Company since the Policy was taken out;

              (3) The Participant's Beneficiary, as provided in the applicable Designation of Beneficiary Form shall, to the extent that the Policy proceeds have not been exhausted, next be paid an amount equal to three times the Participant's Compensation in the calendar year immediately preceding the year in which his or her death occurs;